 Filed Pursuant to Rule 497
 File No. 333-214232
FS ENERGY TOTAL RETURN FUND

Supplement dated March 15, 2019
to
the Prospectus and Statement of Additional Information, dated February 28, 2019

On March 12, 2019, the Board of Trustees (the “Board”) of FS Energy Total Return Fund (the “Fund”) approved an amended and restated investment advisory agreement by and between the Fund and FS Energy Advisor, LLC (the “Adviser”) (the “New Advisory Agreement”) and an amended and restated investment sub-advisory agreement by and among the Fund, the Adviser and Magnetar Asset Management LLC (the “Sub-Adviser”) (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”), subject to shareholder approval.
Currently, under the Fund’s existing investment advisory agreement and investment sub-advisory agreement, the Adviser retains discretion over the Fund’s investments, and the Adviser is not authorized to delegate investment discretion to the Sub-Adviser. The New Agreements would authorize the Adviser to delegate investment discretion to the Sub-Adviser to execute on the Fund’s investment strategy within investment guidelines developed by the Adviser and Sub-Adviser. The Adviser will continue to maintain oversight of the management of the Fund’s activities and the decisions regarding the investment and allocation of the Fund’s portfolio. The Adviser’s duties that are proposed to be delegated to the Sub-Adviser include (i) determining the composition and allocation of the Fund’s portfolio, the nature and timing of any changes and the manner of implementing such changes; (ii) selecting and purchasing, retaining or selling the specific securities and assets of the Fund; (iii) exercising voting rights of the Fund’s securities and other assets; (iv) identifying, evaluating and, if applicable, negotiating the structure of investments; (v) performing due diligence on prospective portfolio companies; and (vi) executing and delivery of documents and arrangements to facilitate the Fund’s investment program.
After managing the Fund’s portfolio in conjunction with the Sub-Adviser since the Fund commenced investment operations in March 2017, the Adviser believes that delegating investment discretion to the Sub-Adviser will, among other things, allow the Sub-Adviser to more efficiently execute on the Fund’s strategy.
A meeting of shareholders of the Fund will be held to vote on these proposals. Shareholders should read the proxy statement, which contains important information about the proposals, when it becomes available.
Please retain this Supplement with your Prospectus and Statement of Additional Information for future reference.